First Quarter 2009 Performance Commentary

Chang Suh

Executive Vice President and Chief Portfolio Manager

AFL-CIO Housing Investment Trust

April 29, 2009

While the economy continued to weaken in the U.S. and equity markets continued to suffer huge losses during the first quarter of 2009, the AFL-CIO Housing Investment Trust (HIT) outperformed its benchmark by record amounts: 258 and 246 basis points on a gross and net basis, respectively. The HIT’s first quarter gross return was 2.69% and its net return was 2.57%. This compared to a return of 0.12% for the HIT’s benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate). At the same time, the Standard & Poor’s 500 Index, Dow Jones Industrial Average and NASDAQ Composite Index had negative returns of –11.7%, –13.3% and –3.1%, respectively, for the quarter.

For the one-year period ending on March 31, 2009, the HIT’s gross and net returns were 6.55% and 6.11%, respectively. By contrast, the Standard & Poor’s 500 Index, Dow Jones Industrial Average and NASDAQ Composite Index had negative returns –39.7%, –38.0 % and –32.9%, respectively, for the same period. The benchmark returned 3.13% for the one-year period.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 6 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

Higher Quality Assets Outperformed

The first quarter of 2009 was the best on record for the HIT relative to the benchmark Barclays Aggregate, as spreads on government and agency quality multifamily mortgage-backed securities (MBS) tightened significantly. Spreads to Treasuries on these multifamily MBS tightened by approximately 90 basis points to 125 basis points due to the increase in market participants’ interest in buying assets with positive yield spreads, high credit quality and predictable cash flows. As an ongoing part of its strategy, the HIT portfolio overweights multifamily MBS issued, guaranteed or insured by the U.S. government or a government-sponsored enterprise (GSE). These high credit quality multifamily securities consistently offer relative value versus other fixed-income spread products. Swap spreads also tightened by over 15 basis points for both two- and 10-year maturities.

Following a terrible year in 2008, corporate bond performance continued to lag Treasuries during the quarter, underperforming similar maturity Treasuries by 21 basis points. The HIT does not invest in corporate bonds, which contributed to its strong performance versus the benchmark. Corporate bonds represented 17.4% of the Barclays Aggregate at the end of March. Private label commercial mortgage-backed securities (CMBS) continued to perform poorly. This sector was the weakest in the Barclays Aggregate, underperforming Treasuries by 142 basis points. The HIT continued to be underweighted in private label CMBS versus benchmark.

Agency single family MBS continued to perform well, outperforming Treasuries by 172 basis points during the quarter. This sector’s outperformance was driven completely by the government’s MBS buying program, which removed as much agency MBS from the market as total new issuances had added. The federal government bought a net $302.8 billion of agency MBS versus gross 30-year MBS issuance of $302.7 billion during the quarter. On March 18, 2009, the Federal Reserve announced it would buy up to $1.25 trillion of agency MBS in 2009, an increase of $750 billion from the original announcement in late 2008. The HIT was slightly underweighted to agency MBS during the quarter.

By following its strategy of focusing on high credit quality securities, particularly government/agency multifamily MBS, the HIT once again delivered competitive performance while minimizing the risk of principal loss. Because the HIT does not employ leverage through borrowing, it does not have margin call risk or refinancing risk. Furthermore, the HIT has never used derivatives and has never invested in securities backed by subprime or Alt-A mortgages.

Economic Outlook and Opportunities for the HIT

Weakness in the U.S. economy is expected to continue due to rising levels of unemployment and the continued concerns surrounding the condition of the U.S. and global financial systems. Household wealth and real income will suffer, continuing to stress consumer spending and consumption – the main drivers of economic health. The U.S. government has indicated its intent to continue efforts to spur growth through fiscal and monetary actions. Economic fundamentals are likely to remain weak, and interest rates are expected to remain low; however, the mountain of Treasury supply will keep rates from falling significantly. Interest rate risk neutrality is prudent at this time.

Even in a challenging economy, there will be opportunities for the HIT to continue to provide superior returns relative to its benchmark and to create affordable housing and good union jobs. The federal government is expected to expand the role of the Federal Housing Administration (FHA) in the multifamily mortgage market to help fill the void left by the private sector’s withdrawal. Developers are seeking FHA’s stable programs to meet the demand for new apartment units. The HIT has over 40 years of experience in sourcing and investing in FHA multifamily mortgage investments and is well-positioned to capture transactions that meet its investment and labor requirements. The HIT intends to work with its housing development network in each market to customize transactions using FHA programs.

Wider spreads for multifamily MBS have caused these investments to become much more attractive (with higher yields relative to Treasuries) than they have been historically. In this environment, the HIT will aggressively seek capital to fund the expected increase in FHA multifamily production. It will continue to execute its long-term portfolio strategy of achieving fundamentals of higher yield, superior credit quality and neutral interest rate risk as compared to the Barclays Aggregate.

The HIT’s continuing success puts it in a good position to provide much-needed capital to fund projects that create good union jobs as well as affordable and workforce housing. By investing in the HIT, pension funds improve their own financial security while creating a pro-union economic stimulus.

3